                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                            Dated September 10, 1999

 Filed by the registrant [x]
 Filed by a party other than the registrant [ ]
 Check the appropriate box:
   [ ] Preliminary proxy statement
   [ ] Confidential, for use of the Commission Only (as
       permitted by Rule 14a-6(e)(2))
   [X] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or
       Rule 14a-12

                          MIDWEST GRAIN PRODUCTS, INC.
                (Name of Registrant as Specified in Its Charter)
          ___________________________________________________________
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

   Payment of filing fee (Check the appropriate box):
         [X]  No fee required.
         [ ]  Fee Computed on table below per Exchange Act Rules 14a-
              6(i)(4) and 0-11.
                  1) Title of each class of securities to which transaction applies: _____________________________________________
                  2) Aggregate number of securities to which transaction applies: _____________________________________________
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                      state how it was determined): ________________________
                  4)  Proposed maximum aggregate value of transaction:
                      ______________________________________________________
                  5)  Total fee paid:_______________________________________
         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                  1) Amount previously paid:__________________________________
                  2) Form, schedule or registration statement no.:____________
                  3) Filing party:____________________________________________
                  4) Date filed:______________________________________________

                        NOTICE OF 1999 ANNUAL MEETING OF
                        STOCKHOLDERS AND PROXY STATEMENT


































                 [GRAPHIC OMITTED] MIDWEST GRAIN PRODUCTS, INC.

                          MIDWEST GRAIN PRODUCTS, INC.
                                1300 Main Street
                             Atchison, Kansas 66002

                               September 16, 1999


                            NOTICE OF ANNUAL MEETING


To the Stockholders:

         The Annual Meeting of Stockholders of Midwest Grain Products, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Wednesday, October 13, 1999, beginning at 10:00 a.m., local time, for the following purposes:

     o    To elect three directors each for a three-year term expiring in 2002;

     o To transact such other business as may properly come before the meeting.

         Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 20, 1999, will be entitled to vote at the meeting or any adjournment thereof.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

                                    By Order of the Board of Directors

                                    /s/ Ladd M Seaberg

                                    Laidacker M. Seaberg
                                    President and Chief Executive Officer

                                 PROXY STATEMENT

         This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Midwest Grain Products, Inc. (the "Company") to be held on October 13, 1999, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 16, 1999.

                               GENERAL INFORMATION

         The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 20, 1999, are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 20, 1999, there were 9,500,572 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

         Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on with each share of stock in each class being entitled to one vote. In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office which receive the highest number of votes will be elected. Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the voting power represented at the meeting (or such higher voting requirement as may be specified by law or the Company's Articles of Incorporation) is required for approval of other proposals.

         Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

         Any Stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A Proxy may also be revoked by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

         The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company's telephone number at that address is (913) 367-1480.

                              ELECTION OF DIRECTORS
Nominees

         Two Group B Directors and one Group A Director are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the persons nominated for the Group A position. The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B positions. Laidacker M. Seaberg and Randall M. Schrick have been nominated by the Board of Directors for election to the Group B positions for terms expiring at the Annual Meeting in 2002. Michael R. Haverty has been nominated by the Board of Directors for election to the Group A position for a term expiring at the Annual Meeting in 2002. Messrs. Seaberg and Schrick are now and have been directors of the Company for more than the past two years. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

                                 GROUP A NOMINEE
                           (For term expiring in 2002)

     MICHAEL R. HAVERTY Mr. Haverty, age 53, has been the Executive Vice President of Kansas City Southern Industries, Inc. and President and Chief Executive Officer of The Kansas City Southern Railway Company since 1995. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May, 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991. He is also a director of Kansas City Southern Industries, Inc. and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.


                                GROUP B NOMINEES
                          (For terms expiring in 2002)

     RANDALL M. SCHRICK Mr. Schrick, age 49, has been a Group B director since 1987. His present term expires in 1999. He joined the Company in 1973 and has been Vice President of Operations since July 1992. From 1984 to July, 1992 he was Vice President and General Manager of the Pekin plant. From 1982 to 1984 he was the Plant Manager of the Pekin Plant. Prior to 1982, he was Production Manager at the Atchison plant.

     LAIDACKER M. SEABERG Mr. Seaberg, age 53, has been a Group B director since 1979. His present term expires in 1999. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief Executive Officer since September, 1988. He is the son-in-law of Mr. Cray, Jr.

                                      OTHER
                                GROUP A DIRECTORS

     F. D. "Fran" JABARA Mr. Jabara, age 74, has been a Group A director since October 6, 1994. His present term expires in 2000. He is Chairman of the Audit Committee and a member of the Nominating and Human Resources Committees. He is President of Jabara Ventures Group, a venture capital firm. From September, 1949 to August, 1989 he was a distinguished professor of business at Wichita State University, Wichita, Kansas. He is also a director of Commerce Bank, Wichita, Kansas and NPC International, Inc., an operator of numerous Pizza Hut and other quick service restaurants throughout the United States.

     ELEANOR B. SCHWARTZ, D.B.A. Dr. Schwartz, age 62, has been a director since June 3, 1993. Her present term expires in 1999. She is also a member of the Audit Committee and the Human Resources Committee. She has been a professor of Business & Administration for the University of Missouri-Kansas City since February, 1999. She was Chancellor of the University of Missouri-Kansas City from May, 1992 to February, 1999, the Interim Chancellor from September, 1991 to May, 1992, and was previously the Vice Chancellor for Academic Affairs. She is a Trustee of Midwest Research Institute and a director of each of the funds in The United Group of Mutual Funds, Target/The United Funds, Inc. and Waddell & Reed Funds, Inc.

     DARYL R. SCHALLER, Ph.D. Dr. Schaller, age 55, has been a director since October, 1997. His present term expires in 2000. He is also Chairman of the Human Resources Committee and a member of the Audit Committee. He retired from Kellogg Co. in 1996 after 25 years of service. He served Kellogg as its Senior Vice President -- Scientific Affairs from 1994, and previously was Senior Vice President -- Research, Quality and Nutrition for Kellogg. He is also a director of Iams Company, a producer of pet foods, and of Cancer Research Foundation of America.

                                      OTHER
                                GROUP B DIRECTORS

     MICHAEL BRAUDE Mr. Braude, age 63, has been a Group B director since 1991. His present term expires in 2000. He is a member of the Audit, Human Resources and Nominating Committees. He has been the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange, since 1984. Previously, he was Executive Vice President and a Director of American Bank & Trust Company of Kansas City. Mr. Braude is a director of NPC International, Inc., an operator of numerous Pizza Hut and other quick service restaurants throughout the United States, Country Club Bank, Kansas City, Missouri and National Futures Association, a member and immediate Past Chairman of the National Grain Trade Council and a trustee of the University of Missouri- Kansas City and of Midwest Research Institute.

     CLOUD L. CRAY, JR. Mr. Cray, age 76, has been a director since 1957, and has served as Chairman of the Board since 1980. His present term expires in 2001. He is a member of the Human Resources Committee. He served as Chief Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 30 years.


     ROBERT J. REINTJES Mr. Reintjes, age 67, has been a director since 1986. His present term expires in 2001. He is Chairman of the Nominating Committee and a member of the Audit and Human Resources Committee. He has served as president of Geo. P. Reintjes Co., Inc. of Kansas City, Missouri, for the past 24 years. Geo. P. Reintjes Co., Inc. is engaged in the business of refractory construction. He is a director of Butler Manufacturing Company, a manufacturer of pre-engineered buildings, and Commerce Bank of Kansas City.

Certain Information Concerning the Board and its Committees

     The Board has three standing committees: Audit, Nominating and Human Resources.

         Non-employee  directors  are  paid a  retainer  at the  rate of  $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. Pursuant to a stockholder approved plan, each non-employee director also receives an automatic grant of an option to purchase 1,000 shares of the Company's Common Stock on the first business day following each annual meeting of stockholders at a price equal to the Fair Market Value of the Common Stock on that date. Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the Director's office due to retirement following age 70, (c) one year following termination of the Director's office due to death or (d) 90 days following the date of the termination of the Director's term of office for any other reason.

         During the fiscal year ended June 30, 1999, the Board met five times, the Audit Committee met three times, the Human Resources Committee met four times and the Nominating Committee met once. The attendance at Committee and Board meetings by all Directors in the aggregate was 95%. Each Director attended at least 75% of the meetings of the Board and the Committees of which the Director was a member.

         The Audit Committee recommends to the Board of Directors an independent accountant to audit the books and records of the Company and its subsidiaries for the year. It also reviews, to the extent it deems appropriate, the Company's Employee Conduct Policy, litigation and pending claims, the scope, plan and findings of the independent accountants' annual audit and internal audits, recommendations of the auditor, the adequacy of internal accounting controls and audit procedures, the Company's audited financial statements, non-audit services performed by the independent auditor, and fees paid to the independent auditor for audit and non-audit services.

         The Human Resources Committee recommends to the Board of Directors the compensation of all officers and employees who report directly to the Chief Executive Officer. The Committee approves a bonus system for various key employees, and reviews the scope and type of compensation plans for management personnel. The Committee also administers the Company's Executive Stock Bonus Plan, the Salaried and Senior Stock Incentive Plans and Directors' Stock Option Plan and also serves as an executive search committee.

         The  Nominating  Committee  recommends  to the Board of  Directors  the qualifications for new Director nominees, candidates for nomination, and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates' background and experience.


                                  OTHER MATTERS

         At this time the Company has no knowledge of any matters to come before the meeting for action by the stockholders other than the election of directors. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in their best judgment

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning compensation for each of the years ending June 30, 1999, 1998 and 1997 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                            Compensation
                                                        Annual Compensation                    Awards
                                            -------------------------------------------    --------------
                                                                                             Securities
                                                                          Other Annual       Underlying        All Other
          Name and                            Salary         Bonus        Compensation        Options         Compensation
     Principal Position           Year       ($) (1)          ($)             ($)               (#)             ($) (1)
-----------------------------    -------    ----------    -----------    --------------    --------------    --------------

Laidacker M. Seaberg
 President and Chief              1999    $    335,050        $26,735               ---            24,000  $         14,409
 Executive Officer                1998         324,495            ---               ---            24,000            14,399
                                  1997                            ---               ---            24,000            11,986
                                               299,520
Randy M. Schrick
 Vice President of                1999         154,350         12,316               ---            12,000            14,409
 Operations                       1998         143,500            ---               ---            12,000            12,914
                                  1997                            ---               ---            12,000            10,924
                                               136,675
Robert G. Booe
 Vice President-
 Finance and                      1999         154,350         12,316               ---            12,000            14,409
 Administration and Chief         1998         143,500            ---               ---            12,000            12,914
 Financial Officer                1997         136,675            ---               ---            12,000            10,924

Sukh Bassi, Ph.D.
 Vice President-
 Specialty Ingredients            1999         154,350         12,316               ---            12,000            14,405
 Marketing and Sales,             1998         126,588         15,000               ---             7,000             9,637
 Research and                     1997         120,550            ---               ---             7,000             9,637
 Development

Dennis E. Sprague
 Vice President-                  1999         145,000         11,570               ---            12,000            14,103
 Corporate Marketing and
 Sales

-----------------

(1) Consists of the amount of the Company's contributions to the Company's Employee Stock Ownership Plans allocated to the accounts of each executive officer for the years indicated.

Stock Options

         The following table contains information concerning the grant of stock options under the Company's Stock Incentive Plan of 1996 to the Named Executive Officers during the fiscal year ended June 30, 1999.

                                    OPTION GRANTS IN FISCAL 1999
                                                                                                       Potential
                                           Individual Grants                                       Realizable Value
                           --------------------------------------------------------                   at Assumed
                           Number of        % of Total                                             Annual Rates of
                           Securities        Options                                                  Stock Price
                           Underlying       Granted to                                             Appreciation for
                           Options          Employees         Exercise                                Option Term
                           Granted          in Fiscal           Price    Expiration      ----------------------------------
         Name                   (#)             Year *          ($/Sh)      Date             5%  ($)        10% ($)
         ----              ------------     -------------     ----------   -------         -----------   --------------
Laidacker M. Seaberg       24,000              24.8             12.50      12/10/08          $ 188,664    $ 478,080
Randy M. Schrick           12,000              12.4             12.50      12/10/08             94,332      239,040
Robert G. Booe             12,000              12.4             12.50      12/10/08             94,332      239,040
Sukh Bassi, Ph.D.          12,000              12.4             12.50      12/10/08             94,332      239,040
Dennis E. Sprague          12,000              12.4             12.50      12/10/08             94,332      239,040
---------------

* During the fiscal year the stockholders of the Company approved and thereby made effective, a March 1998 grant of options covering an additional 171,360 shares to salaried employees other than executive officers. The percentages shown in the table do not reflect these shares. If those shares were to be included in the calculation, the percentages would be 8.9% for Mr. Seaberg and 4.5% for the other listed executive officers.

Option Exercises and Year End Holdings

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the fiscal year ended June 30, 1999, and unexercised options held as of the end of fiscal 1999:

                                    AGGREGATED OPTION EXERCISES IN FISCAL 1999
                                             AND FY-END OPTION VALUES
                                                                         Number of
                                                                         Securities                 Value of
                                                                        Underlying                Unexercised
                                                                        Unexercised              In-the-Money
                                                                         Options at                 Options at
                                                                        FY-End (#)                 FY-End ($)
                           Shares Acquired       Value Realized         Exercisable/              Exercisable/
         Name              on Exercise (#)            ($)              Unexercisable             Unexercisable
         ----              -----------------     --------------     ---------------------        -------------
Laidacker M. Seaberg                ---                 ---            36,000/60,000                  ---
Randy M. Schrick                    ---                 ---            18,000/30,000                  ---
Robert G. Booe                      ---                 ---            18,000/30,000                  ---
Sukh Bassi, Ph.D.                   ---                 ---            10,500/22,500                  ---
Dennis E. Sprague                   ---                 ---             1,750/17,250                  ---

Performance of the Company's Common Stock

         The following performance graph compares the performance of the Company's Common Stock during the period beginning June 30, 1994 and ending June 30, 1999, to the Center for Research in Security Prices of the University of Chicago School of Business ("CRSP") index for the NASDAQ Stock Market (the "NASDAQ COMPOSITE" index consisting of US companies) and a peer group CRSP index consisting of 61 active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the "NASDAQ Food" index) for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

                            VALUE OF $100 INVESTMENTS
               ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1994
                         AND AT EACH SUBSEQUENT JUNE 30

[Performance Graph Showing Information Set Forth in Table Below]


                                              1994          1995         1996          1997         1998         1999
                                              _______________________________________________________________________
MWGP                                          $100           $53          $37           $38          $41          $32
NASDAQ FOOD                                   $100          $107         $110          $130         $159         $164
NASDAQ COMPOSITE                              $100          $134         $171          $208         $274         $392

Report of the Human Resources Committee

     Human Resources Committee Interlocks and Insider Participation. Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company's Human Resources Committee (the "Committee"). The Committee for the year ended June 30, 1999, consisted of Daryl R. Schaller, Ph.
D. (Chairman), Tom MacLeod, Jr., and Eleanor B. Schwartz, D.B.A. The present Committee consists of Daryl R. Schaller, Ph.D. (Chairman), Eleanor B. Schwartz, D.B.A., Cloud L. Cray, Jr., Robert J. Reintjes, F. D. Jabara, and Michael Braude. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers and employees who report directly to the Chief Executive Officer. The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

         This report is provided by the Committee to assist stockholders in understanding the Committee's philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 1999 ("the Year").

         Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive's level of responsibility, (b) compensation paid to the executive in the prior year, (c ) the Company's performance for the Year and the prior year, (d) the executive's individual performance for the Year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of
(i) annual base salary,  (ii) annual cash bonuses,  (iii) annual stock  bonuses,
(iv) stock options and (v) equity based retirement compensation which is reflected in the Company's Employee Stock Ownership Plan. In formulating its compensation recommendations the Committee considers information and recommendations provided by management and by Hay Management Consultants, a nationally known and recognized firm of management consultants.

         Base Salary. The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the Year based on the various factors described in the preceding paragraph. In 1999 the Committee increased base salaries to the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises. These increases were based to a large part on studies conducted by Hay Management Consultants.

         Annual Cash Bonuses. Annual cash bonuses are paid primarily pursuant to a Cash Bonus Plan. Under that plan each executive, along with all other nonunion personnel, become entitled to cash bonuses, payable semiannually, of up to 25% of each employee's base salary if certain performance targets are met. In 1999 some of the targets were met and this resulted in average bonuses for all covered employees of between 7.5% and 8.3%.

         The Committee has also authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance during the Year by any employee of the Company other than the CEO. No awards were made from the bonus pool to any of the named executive officers during 1999.

         Stock Incentive Plan of 1996. In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996. The Plan was approved by stockholders at the Annual Meeting in 1996. The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with current needs to conserve cash. Since that action the Committee has granted options to Senior Executives on an annual basis. In fiscal 1999, options were granted to eight executives to purchase an aggregate of 97,500 shares of the Company's Common Stock at a price of $12.50 per share. Additional information about options granted in 1999 and the aggregate of options granted since the adoption of the plan is reflected in the tables on page 7.

         Employee Stock Ownership Plan. The final component of executive compensation consists of participation in the Company's employee stock ownership plans for salaried and certain hourly employees ("Salaried ESOP"). Amounts contributed by the Company are invested in shares of the Company's Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant's eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. The amount of the Company's contribution to the Salaried ESOP is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the Year. In fiscal 1999, the Company contributed an amount equal to 9% of eligible compensation for the plan.

         Compensation of the Chief Executive Officer for 1999. All of the components of the 1999 compensation of the Chief Executive Officer were determined in accordance with the criteria described above for other Senior Executives.

     This report is being made over the names of Daryl R. Schaller, Ph.D. and Eleanor B. Schwartz, D.B.A., who are the continuing members of the Committee which passed on Executive Compensation for the Year.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of July 1, 1999, the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group.


                                                                       Shares Beneficially Owned (a)
                                                      --------------------------------------------------------
      Stockholder                                         Common Stock                Preferred Stock
      -----------                                         ------------                ---------------
                                                        No. of Shares    %          No. of Shares    %
                                                        -------------  ----         -------------  ----
Michael Braude (b)............................             9,025        .09
Robert G. Booe (b) (c)(d).....................         1,078,534      11.32
Daryl Schaller (b)............................             3,985        .04
Brian Cahill  (c).............................         1,006,564      10.57
Cloud L. Cray, Jr.(b)(e)(f)...................         2,225,049      23.36             333         76.2
Richard B. Cray (e)(g)........................            95,534       1.00             334         76.4
F. D. "Fran". Jabara (b)......................             7,593        .08
Dave Rindom (c)...............................           999,263      10.49
Robert J. Reintjes (b)(h).....................            15,661        .16
Randy M. Schrick (b)(c)(i)....................         1,020,426      10.71
Laidacker M. Seaberg (b)(c)(e)(j).............         1,539,325      16.16             404         92.4
Eleanor B. Schwartz (b).......................             5,227        .05
Cray Family Trust (e).........................                                          333         76.2
Trustees of the Company's ESOPs (c)...........           998,623      10.48
All Officers and Directors
  as a Group of 18 (b)(k).....................         3,827,558      40.18             405         92.6


(a) For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of June 30, 1999. Stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b) The table includes shares which may be acquired pursuant to stock options granted under the Company's stock option plans that became exercisable on or before May 1, 1999. These consist of options held by five non-employee directors to purchase 3,000 shares each and one non-employee director to purchase 2,000 shares, options held by Messrs. Booe, Schrick and

     Seaberg to purchase 18,000, 18,000 and 36,000 shares, respectively and options held by all officers and directors as a group to purchase 95,090 shares.

(c) The Company's Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 998,623 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants (all except 20,000 were allocated at July 1, 1999). Unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts are as follows: Mr. Seaberg (67,010 shares); Mr. Booe (35,440 shares); Mr. Cahill (9,886 shares); Mr. Rindom (6,444 shares); and Mr. Schrick (21,358 shares). A total of 140,807 shares are allocated to the accounts of all other officers and directors.

(d)  Includes 45,000 shares held by Mr. Booe's wife.

(e) The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(f) Includes 170,648 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director and 570,765 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee, and 50,000 shares held by the Cloud L. Cray Foundation.

(g) Includes 333 shares of Preferred Stock held by the Cray Family Trust and 50,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(h)  Includes 6,590 shares held by Mr. Reintjes' wife.

(i)  Includes 6,014 shares held by members of Mr. Schrick's family.

(j) Includes 142,563 shares held by Mr. Seaberg's wife and other family trusts with respect to which Mr. Seaberg or his wife is a trustee or a custodian.

(k) Includes shares discussed under notes (a) through (i) as well as shares held by members of the families of officers not listed in the table.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Baird, Kurtz & Dobson as independent certified public accountants to audit the books, records and accounts of the Company for 1999. The selection was made upon the recommendation of the Audit Committee, which consists of Mr. Jabara,

     Chairman, and Messrs. Braude, Reintjes, Schaller and Ms. Schwartz. Baird, Kurtz & Dobson has audited the Company's books annually since 1958.

      Representatives   of  Baird,  Kurtz  &  Dobson  will  be  present  at  the
stockholders' meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.


                               PROXY SOLICITATIONS

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefore.

      Stockholders who intend to present proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders on October 12, 2000, must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention: Robert G. Booe, Chief Financial Officer, so that they are received on or before June 1, 2000. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by Stockholders, unless the Company receives written notice of the matter on or before August 1, 2000, at the above address.

                                        By Order of the Board of Directors

                                          /s/ Ladd M Seaberg

                                        Laidacker M. Seaberg
                                        President and Chief Executive Officer
September 16, 1999

                 [GRAPHIC OMITTED] MIDWEST GRAIN PRODUCTS, INC.
                         1300 Main Street, P.O. Box 130
                           Atchison, Kansas 66002-0130
                               Phone 913-367-1480
                              www.midwestgrain.com

[Logo]         MIDWEST GRAIN PRODUCTS, INC                           PROXY
         1300 Main street, Atchison, Kansas 66002                COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of stockholders to be held on October 13, 1999, or at any adjournment thereof.

     The undersigned has received the Company's Annual Report for 1999, and its Proxy Statement.

     This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                      _________________________________________
                      Stockholder's Signature

                      _________________________________________
                      Stockholder's Signature
                      Dated _________________________________________
                      Please sign exactly as your name(s) appear above. Joint owners should each sign. Executors, trustees, custodians, etc., should indicate the capacity in which they are signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                          (Continued from other side)


The Board of Directors Recommends a vote FOR the following proposals:

     1. Election of one Group A Director for a term expiring in 2001. The Board of Directors has nominated Michael R. Haverty

         [ ]  FOR the Nominee.      [ ]  AUTHORITY WITHHELD from the Nominee.

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

 [Logo]       MIDWEST GRAIN PRODUCTS, INC                     PROXY
          300 Main Street, Atchison, Kansas 66002         PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of Stockholders to be held on October 13, 1999, or at any adjournment thereof. The undersigned has received the Company's Annual Report for 1999, and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                                          _________________________________
                                          Stockholder's Signature

                                          _________________________________
                                          Stockholder's Signature
                                          Dated: __________________________
                                          Please sign exactly as your name(s)
                                          appear above. Joint owners should each
                                          sign. Executors, trustees, custodians,
                                          etc., should indicate the capacity in
                                          which they are signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                          (Continued from other side)



The Proxies are hereby given the following authority:

     1. Election of two Group B Directors for terms expiring in 2002. The Board has nominated:

                  Laidacker M. Seaberg and Randall M. Schrick

         [ ]  FOR both Nominees     [ ]  AUTHORITY WITHHELD from both  Nominees

  [ ] AUTHORITY WITHHELD from the following Nominee:__________________________

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 16, 1999


TO: Participants in the Midwest Grain Products, Inc.
    Employee Stock Purchase Plan

     Provisions of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "Plan") entitle participants to instruct the Trustee of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 13, 1999.

     We are also enclosing a copy of the Company's Annual Report for 1999 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

     Please promptly complete and sign the instruction card and return it in the enclosed envelope.

         Thank you.

                                    Very truly yours,

                                     s/Laidacker M. Seaberg

                                    Laidacker M. Seaberg
                                    President and
                                    Chief Executive Officer

           MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN
                        C/O Midwest Grain Products, Inc.
                    1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

     The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "ESPP"), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 13, 1999, or at any adjournment thereof.

     The undersigned has received the Company's Annual Report for 1999 and its Proxy Statement.

                                                ______________________________
                                                Accountholder's Signature

       Accountholder                            Dated: _______________________
               Number of Shares Allocated to Account: _______________________ PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                          (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

     1. Election of one Group A Director for a term expiring in 2002. The Board of Directors has nominated Michael R. Haverty

   [ ] FOR the Nominee. [ ] AUTHORITY WITHHELD from the Nominee.


     2. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

        IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
    IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                             September 16, 1999

TO: Participants in the
    Employee Stock Ownership Plan

     Provisions of the Employee Stock Ownership Plan (the "Plan") entitle participants to instruct the Trustees of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustees as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 13, 1999.

     We are also enclosing a copy of the Company's Annual Report for 1999 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

     Please promptly complete and sign the instruction card and return it in the enclosed envelope.

         Thank you.


                                    Very truly yours,


                                    S/ Laidacker M. Seaberg
                                    Laidacker M. Seaberg
                                    President and
                                    Chief Executive Officer

           MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                        C/O Midwest Grain Products, Inc.
                    1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

     The undersigned hereby instructs Laidacker M. Seaberg, Robert G. Booe, Brian Cahill, Dave Rindom and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the "ESOP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 13, 1999, or at any adjournment thereof.

     The undersigned has received the Company's Annual Report for 1999 and its Proxy Statement.

         Name of ESOP: ____________________________________________________


                                         __________________________________
                                         Accountholder's Signature

         Accountholder                   Dated:____________________________
         Number of Shares Allocated to Account: ___________________________

   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                          (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:


     1. Election of one Group A Director for a term expiring in 2002. The Board of Directors has nominated Michael R. Haverty

   [ ] FOR the Nominee. [ ] AUTHORITY WITHHELD from the Nominee.


     2. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

  IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
          THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.